Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common

        Stock Purchase Agreements

                             MODIFICATION AGREEMENT
                             ----------------------

         THIS MODIFICATION AGREEMENT made as of the 28th day of February, 2001 by and between EUROTECH LTD., a District of Columbia corporation (the "Company"), WOODWARD LLC, a Cayman Islands limited liability company ("Purchaser")

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the parties hereto have previously executed and delivered Securities Purchase Agreements respectively dated March 1, 2000 (Tranche A) for 1,200,000 shares and April 24, 2000 (Tranche B) for 2,000,000 shares, together with related other Transaction Documents, as more particularly defined in the Securities Purchase Agreements (copies of which have been filed with the Securities and Exchange Commission as Exhibits 10.20.6 and 10.20.7 to the Company's Forms 10-Q for the quarter ended March 31, 2000 and the quarter ended June 30, 2000, respectively); and

         WHEREAS, the parties have agreed to modify certain terms and provisions of both Securities Purchase Agreements.

         NOW, THEREFORE, it is agreed by and between the parties as follows:

         1. Solely with respect to 600,000 shares of Tranche A, which have not been repriced to date, Section 2.4 of the March 1 Securities Purchase Agreement is hereby deleted and a new Section 2.4 is hereby inserted to read as follows:

Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common


                  "2.3 (A) First Repricing Period - Tranche A. The "First Repricing Period" shall commence on April 1, 2001, and end twenty (20) Business Days after such date. If the average Closing Bid Price for the twenty (20) Business Days during the First Repricing Period (the "First Repricing Price"), is not equal to or greater than [$5.263 x 1.28], then Purchaser may request that up to 200,000 Shares shall be repriced (the "First Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((5.263 x 1.28 - First Repricing Price) x (200,000)/ First Repricing Price)

                       (B) Second Repricing Period. The "Second Repricing Period" shall commence on the day immediately following the First Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Second Repricing Period (the "Second Repricing Price"), is not equal to or greater than [$5.263 x. 1.30], then the Purchaser may request that up to 200,000 Shares shall be repriced (the "Second Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((5.263 x 1.30 - Second Repricing Price) x (200,000)/ Second Repricing Price)

                       (C) Third Repricing Period. The "Third Repricing Period" shall commence on the day immediately following the Second Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Third Repricing Period (the "Third Repricing Price"), is not equal to or greater than [$5.263 x. 1.32], then the Purchaser may request that up to 200,000 Shares shall be repriced (the "Third Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((5.263 x 1.32 - Third Repricing Price) x (200,000)/ Third Repricing Price)

         2. With respect to the 2,000,000 shares of Tranche B, which have not yet been repriced, Sections 2.5, 2.6 and 2.7 of the Securities Purchase Agreement are hereby deleted and a new Section 2.5 is hereby inserted to read as follows:

Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common

                   2.5 (A) First Repricing Period - Tranche B. The "First Repricing Period" shall commence on July 1, 2001, and end twenty (20) Business Days after such date. If the average Closing Bid Price for the twenty (20) Business Days during the First Repricing Period (the "First Repricing Price"), is not equal to or greater than [$7.50 x 1.28], then Purchaser may request that up to 250,000 Shares shall be repriced (the "First Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.28 - First Repricing Price) x (250,000)/ First Repricing Price)

                       (B) Second Repricing Period. The "Second Repricing Period" shall commence on the day immediately following the First Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Second Repricing Period (the "Second Repricing Price"), is not equal to or greater than [$7.50 x. 1.30], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Second Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.30 - Second Repricing Price) x (250,000)/ Second Repricing Price)

                       (C) Third Repricing Period. The "Third Repricing Period" shall commence on the day immediately following the Second Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Third Repricing Period (the "Third Repricing Price"), is not equal to or greater than [$7.50 x. 1.32], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Third Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.32 - Third Repricing Price) x (250,000)/ Third Repricing Price)

                       (D) Fourth Repricing Period. The "Fourth Repricing Period" shall commence on the day immediately following the Third Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Fourth Repricing Period (the "Fourth Repricing Price"), is not equal to or greater than [$7.50 x. 1.34], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Fourth Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.34 - Fourth Repricing Price) x (250,000)/ Fourth Repricing Price)

Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common

                       (E) Fifth Repricing Period. The "Fifth Repricing Period" shall commence on the day immediately following the Fourth Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Fifth Repricing Period (the "Fifth Repricing Price"), is not equal to or greater than [$7.50 x. 1.36], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Fifth Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.36 - Fifth Repricing Price) x (250,000)/ Fifth Repricing Price)

                       (F) Sixth Repricing Period. The "Sixth Repricing Period" shall commence on the day immediately following the Fifth Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Sixth Repricing Period (the "Sixth Repricing Price"), is not equal to or greater than [$7.50 x. 1.38], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Sixth Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.38 - Sixth Repricing Price) x (250,000)/ Sixth Repricing Price)

                       (G) Seventh Repricing Period. The "Seventh Repricing Period" shall commence on the day immediately following the Sixth Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Seventh Repricing Period (the "Seventh Repricing Price"), is not equal to or greater than [$7.50 x. 1.40], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Seventh Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.40 - Seventh Repricing Price) x (250,000)/ Seventh Repricing Price)

Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common

                       (H) Eighth Repricing Period. The "Eighth Repricing Period" shall commence on the day immediately following the Seventh Repricing Period and end twenty (20) Business Days thereafter. If the average Closing Bid Price for the twenty (20) Business Days during the Eighth Repricing Period (the "Eighth Repricing Price"), is not equal to or greater than [$7.50 x. 1.42], then the Purchaser may request that up to 250,000 Shares shall be repriced (the "Eighth Repriced Shares"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

         ((7.50 x 1.42 - Eighth Repricing Price) x (250,000)/ Eighth Repricing Price)

         Purchaser shall provide facsimile notice to the Company substantially in the form of Exhibit 2 hereto, within three (3) Business Days of the end of each Repricing Period, concerning the number of the Repriced Shares, if any, that Purchaser wishes to reprice.

         If during any Repricing Period the applicable Registration Statement is suspended or no longer effective, the Repricing Period shall be extended for such number of Business Days during which the Registration Statement was suspended or no longer effective.

         2.       The Company undertakes

                  (a) by April 30, 2001 to file an additional Registration Statement to register at least 6,500,000 shares of additional Common Stock issuable pursuant to this Agreement.

                  (b) The Company shall diligently and with all reasonable efforts cause the Registration Statement field pursuant to (b) to become effective as promptly as possible, including reply within five (5) business days to any comments of the Commission or any other body having jurisdiction thereof.

Ex-10.20.12 - Modification Agreement dated as of February 28, 2001, amending March 1 and April 24, 2000 Common

         3. Except as specifically set forth herein, nothing contained herein shall in any way be deemed to effect or modify the representations, warranties, rights and obligations of the respective parties as set forth in the Transaction Documents.

         4. As hereby modified and amended, the Transaction Documents remain in full force and effect. To the extent set forth herein, this Agreement supersedes any prior modification agreement or amendment executed between the parties. IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.


                                             EUROTECH, LTD.

                                             By: /S/ Don V. Hahnfeldt
                                                ---------------------
                                             Name: Don V. Hahnfeldt
                                             Title:   President


                                             WOODWARD LLC

                                             By: /S/ Navigator Management, Ltd.
                                                -------------------------------
                                             Name: Navigator Management, Ltd.
                                                   ----------------------------
                                             Title: Director
                                                   ----------------------------